                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                           Tele-Communications, Inc.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

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[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[X]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
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     was paid previously. Identify the previous filing by registration statement
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Notes:

                               EXPLANATORY NOTE

    The following materials will be used in connection with presentations to be made by Tele-Communications, Inc. (the "Company") to certain large institutional investors and analysts regarding the Liberty Media Group and the TCI Group. The Liberty Media Group and the TCI Group would be created as a result of the implementation of the Liberty Media Group Stock Proposal, which is to be voted upon at the Company's annual meeting of stockholders to be held August 3, 1995.

                          [LOGO OF TCI APPEARS HERE]

                           Tele-Communications, Inc.
                           -------------------------

                     LIBERTY MEDIA GROUP + TCI GROUP > TCI

                                                       Tele-Communications, Inc.

                                  The Process

- -----------------------------------------------------------------------
Distribution:                     Pro rata dividend
- -----------------------------------------------------------------------
Securities:                       Liberty Media Group Common Stock
                                  Series A
                                  Series B
- -----------------------------------------------------------------------
Distribution Ratio:               1 Share of Liberty for every 4 of TCI
- -----------------------------------------------------------------------
Timing:                           Record Date for Vote          June 9
                                  Shareholder Meeting         August 3
                                  Record Date for
                                   Securities Distribution    August 4
- -----------------------------------------------------------------------
Pre-Distribution Shares           TCOMA:                   571 million*
Outstanding:                      TCOMB:                    85 million
- -----------------------------------------------------------------------
Post Distribution Shares          TCOMA:                   571 million*
Outstanding:                      TCOMB:                    85 million
                                  LBTYA:                   143 million*
                                  LBTYB:                    21 million
                                  *Plus convert allocations
- -----------------------------------------------------------------------

                                                       Tele-Communications, Inc.

                       Principal Provisions Of Security

                                   Merger
                                   Sale
                                   Redemption

                                                       Tele-Communications, Inc.

                      Reasons For New Groups, Securities

                     Greater Market Recognition of Values
                     Greater Capital Flexibility
                     Greater Management and Shareholder Focus


                                                       Tele-Communications, Inc.

                             Overview Of "New" TCI

      TCI positioned to lead global media and telecommunications industry

- -------------------                                           --------------
   SHAREHOLDERS:                                               SHAREHOLDERS:
Liberty Media Group +++++++++++                ++++++++++++++    TCI Group
- -------------------           +                +              --------------
                              +                +
                           -------------------------
                           TELE-COMMUNICATIONS, INC.
                           -------------------------
                           +                       +
- -------------------        +                     ---------
LIBERTY MEDIA GROUP ++++++++               +++++ TCI GROUP ++++
- -------------------                       +      ---------     +
       +                                 +       +              +
       +                                +        +               +
 ------------          ------------------   -------------------  ---------------
      100%                    100%                  83%                100%
    Domestic           Domestic Cable and   Tele-Communications    Technology/
  Programming            Communications         International    Venture Capital
 ------------          ------------------   -------------------  ---------------


                                                       Tele-Communications, Inc.

                                Financial Data
                           ($ in Millions, Proforma)

- --------------------------------------------------------------------------------
                                   TCI GROUP
- --------------------------------------------------------------------------------
                                    Three Months,                   Year Ended
                                Ended March 31, 1995                  1994
- --------------------------------------------------------------------------------
REVENUE                          $ 1,248                            $ 4,710
OCF                                $ 449                            $ 1,969
ASSETS                          $ 20,740                           $ 17,150
DEBT                            $ 11,582                           $ 11,068
SUBSCRIBERS                   12,248,000                         12,025,000*

                              * Proforma TeleCable
- --------------------------------------------------------------------------------

                                                       Tele-Communications, Inc.

                                 Liberty Media

                  [A montage of logos and names of entities
                     included in the Liberty Media Group.]

                               What Is Liberty?

                 Pure Programming Play
                 Outstanding Consumer Franchises
                 Diverse Group of Public and Private Companies
                 Businesses in All Stages of Development
                 Group Dynamics
                 Active Involvement by Management
                 A Unique Growth Opportunity

                                                                   Liberty Media

                             Programming Economics

              The Power of Brands
              -Brand drives consumer demand
              -Demand drives distribution
              -Distribution and demand drive dual revenue streams
              -Opportunities to extend and promote brand

              Attractive Economic Model
              -Scalable product cost
              -Low incremental unit cost
              -Dynamics of expanding distribution media and markets


                                                                   Liberty Media

                      Evolution Of A Programming Network

[A graph appears here which illustrates the evolution of a hypothetical programming network. The "Start Up" portion of the graph indicates that expenses are relatively high and subscribers and revenues are low during such stage. The "Developing" portion of the graph indicates that the network approaches and achieves breakeven during such stage as subscribers and revenues increase. The "Established" portion of the graph indicates that the number of subscribers and revenues increase and incremental costs are relatively low during such stage. The graph also indicates the approximate proportion of networks included in the Liberty Media Group that are currently considered to be in each of the stages.]

                                                                   Liberty Media

                          Compounding Growth Factors

                     Internal Growth of Existing Services
                     Creation of New Services
                     Additional Revenue Opportunities
                     Obtaining Synergies
                     Strategic Acquisitions and Investments


                                                                   Liberty Media

                             Valuation Approaches

   STAGE        START-UP             DEVELOPING             ESTABLISHED
- --------------------------------------------------------------------------------
EXAMPLES:       Prime Deportiva      Court TV               TBS
                Cable Health         E! Entertainment       CNN
                Encore Multiplex     Encore                 Discovery Channel
                Ingenius             SportSouth             Family Channel
                Premier Sports       Prime Network          QVC
                 Network
                Starz!               The Learning Channel   Prime Sports-West
                Discovery Asia       Discovery Europe       Prime Sports-SW
                International        Cartoon Network        Home Team Sports
                 Channel
                Turner Classic       Prime Sports-Midwest   HSN
                 Movies
                Soap Channel         SportsChannel-Pacific  SportsChannel-
                                                             Chicago
                                     NewSport               Sunshine
                                                            TNT
                                                            BET
- --------------------------------------------------------------------------------
VALUATION
 METHOD:        Cost                 Per Subscriber         Cash Flow Multiple
- --------------------------------------------------------------------------------

                                                                   Liberty Media

                          Why You Want To Own Liberty

                Prospects for Growth
                Pure Programming Play
                Outstanding Consumer Franchises
                Diverse Group of Public and Private Companies
                Businesses in All Stages of Development
                Group Dynamics
                Active Involvement by Management



                                                                   Liberty Media

                                 Liberty Media


[A montage of logos and names of entities included in the Liberty Media Group.]

                                   TCI Group

                         Status Report: Growth Is Back

                Improved Regulatory Environment
                -Emerging from Rate Reg II

                Strong Core Fundamentals in 1995
                -Q1 1995 results

                New Business: Primestar
                -Rapid growth


                                                                       TCI Group

                          Strategy Update: A National
                         And Local Communications Co.

                Right Core Strategy
                Power of TCI's Footprint
                Incremental Revenue Potential
                Competitive Edge


                                                                       TCI Group

                           Capital: Self Generating

                Deleveraging Economics
                -Fiber, Telephony and Primestar

                Expenditures Based on Consumer Demand
                -Incremental revenue justifies incremental investment

                Adequate Capital
                -For expansion and deleveraging


                                                                       TCI Group

                         Other Assets: Value-Creating

                Valuable International Business
                -Own 83% of Tele-Communications International

                Technology Subsidiary
                -Own 100% of TCI Technology Ventures

                Significant Off-Balance Sheet Assets
                -Significant unconsolidated cable subscribers


                                                                       TCI Group

                             Why Buy TCI Group Now

                Accelerating Care Cable Growth
                Favorable Regulatory Environment
                Telephony Opportunity 4X Current Cable Market
                Competitively Well Positioned
                Low-Cost Service Provider
                Capital Available to Participate in New Businesses Customer Service Focus
                Customer Footprint is Key


                                                                       TCI Group

                          [LOGO OF TCI APPEARS HERE]

                           Tele-Communications, Inc.
                           -------------------------

                     LIBERTY MEDIA GROUP + TCI GROUP > TCI


                                                       Tele-Communications, Inc.